SOUNDHOUND AI, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	September 30, 2025	December 31, 2024
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$268,936	$198,240
Accounts receivable, net of allowances of $3,466 and $726 as of September 30, 2025 and December 31, 2024, respectively	22,417	23,159
Contract assets and unbilled receivable, net	32,178	26,645
Other current assets	11,835	7,476
Total current assets	335,366	255,520
Restricted cash equivalents, non-current	936	676
Right-of-use assets	4,412	4,692
Property and equipment, net	2,726	1,239
Goodwill	122,277	101,704
Intangible assets, net	191,066	174,943
Deferred tax asset	4	4
Contract assets and unbilled receivable, non-current, net	29,163	12,879
Other non-current assets	16,267	2,296
Total assets	$702,217	$553,953

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,864	$5,559
Accrued liabilities	28,141	26,291
Operating lease liabilities	2,012	1,898
Finance lease liabilities	327	49
Income tax liability	2,438	2,750
Deferred revenue	20,702	23,876
Contingent acquisition liabilities	3,400	—
Other current liabilities	1,248	7,319
Total current liabilities	65,132	67,742
Operating lease liabilities, net of current portion	2,482	2,403
Deferred revenue, net of current portion	7,748	6,862
Contingent acquisition liabilities, net of current portion	214,858	286,898
Income tax liability, net of current portion	3,124	3,075
Other non-current liabilities	9,637	4,320
Total liabilities	302,981	371,300
Commitments and contingencies

Stockholders’ equity:
Series A Preferred Stock, $0.0001 par value; 1,000,000 shares authorized; 0 and 0 shares issued and outstanding, aggregate liquidation preference of $0 and $0 as of September 30, 2025 and December 31, 2024, respectively	—	—
Class A Common Stock, $0.0001 par value; 755,000,000 and 455,000,000 shares authorized as of September 30, 2025 and December 31, 2024, respectively; 386,300,291 and 361,096,457 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	37	35
Class B Common Stock, $0.0001 par value; 44,000,000 shares authorized; 32,535,408 and 32,535,408 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	3	3
Additional paid-in capital	1,396,094	1,125,470
Accumulated deficit	(997,123)	(943,060)
Accumulated other comprehensive income	225	205
Total stockholders’ equity	399,236	182,653
Total liabilities and stockholders’ equity	$702,217	$553,953

SOUNDHOUND AI, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues	$42,049	$25,094	$113,861	$50,150
Operating expenses:
Cost of revenues	24,128	12,901	68,660	22,550
Sales and marketing	16,381	8,363	44,225	19,560
Research and development	22,848	19,545	73,409	50,161
General and administrative	24,346	17,031	60,983	36,833
Change in fair value of contingent acquisition liabilities	66,245	(1,356)	(78,496)	1,724
Amortization of intangible assets	3,992	2,377	10,925	3,603
Total operating expenses	157,940	58,861	179,706	134,431
Loss from operations	(115,891)	(33,767)	(65,845)	(84,281)

Other expense, net:
Loss on early extinguishment of debt	—	—	—	(15,587)
Interest expense	(153)	(1,109)	(557)	(10,859)
Other income, net	7,230	2,634	14,871	9,087
Total other income (expense), net	7,077	1,525	14,314	(17,359)
Loss before provision for income taxes	(108,814)	(32,242)	(51,531)	(101,640)
Provision for income taxes	457	(10,491)	2,532	(9,558)
Net loss	$(109,271)	$(21,751)	$(54,063)	$(92,082)
Cumulative dividends attributable to Series A Preferred Stock	—	—	—	(416)
Net loss attributable to SoundHound common shareholders	$(109,271)	$(21,751)	$(54,063)	$(92,498)

Other comprehensive income:
Unrealized gains on investments	47	57	20	63
Comprehensive loss	$(109,224)	$(21,694)	$(54,043)	$(92,019)

Net loss per share:
Basic	$(0.27)	$(0.06)	$(0.13)	$(0.28)
Diluted	$(0.27)	$(0.06)	$(0.14)	$(0.28)

Weighted-average common shares outstanding:
Basic	409,783,470	360,385,812	401,325,300	326,166,633
Diluted	411,702,440	360,385,812	403,252,575	326,166,633

SOUNDHOUND AI, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2025	2024
Cash flows used in operating activities:
Net loss	$(54,063)	$(92,082)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	24,086	8,115
Stock-based compensation	60,956	23,292
Amortization of debt issuance cost	—	1,586
Loss on disposal of property and equipment	42	—
Non-cash lease amortization	2,141	2,218
Amortization of capitalized commissions	990	—
Foreign currency gain/loss from remeasurement	(555)	(97)
Change in fair value of contingent acquisition liabilities	(78,496)	1,724
Change in fair value of derivative	(7,275)	—
Loss on early extinguishment of debt	—	15,587
Deferred income taxes	—	(11,494)
Other, net	3,118	633
Changes in operating assets and liabilities:
Accounts receivable, net	7,254	(1,247)
Other current assets	(4,040)	(3,049)
Contract assets	(18,624)	(7,018)
Other non-current assets	(399)	(1,198)
Accounts payable	(1,764)	823
Accrued liabilities	(1,329)	(2,058)
Other current liabilities	(2,742)	331
Operating lease liabilities	(1,972)	(2,612)
Deferred revenue	(8,743)	(8,993)
Other non-current liabilities	5,079	(216)
Net cash used in operating activities	(76,336)	(75,755)

Cash flows used in investing activities:
Purchases of property and equipment	(526)	(560)
Capitalized software development costs	(1,837)	—
Payment related to acquisitions, net of cash acquired	(54,602)	(11,732)
Net cash used in investing activities	(56,965)	(12,292)

Cash flows provided by financing activities:
Proceeds from sales of Class A common stock under the Sales Agreement, Equity Distribution Agreement, and Second Equity Distribution Agreement	201,519	287,271
Proceeds from exercise of stock options and employee stock purchase plan	7,233	11,064
Proceeds from warrants exercised	29	—
Payment of financing costs associated with the Sales Agreement, Equity Distribution Agreement, and Second Equity Distribution Agreement	(4,030)	(7,182)
Payments on Term Loan and Amelia Debt	—	(175,602)
Payment to settle contingent holdback liabilities from SYNQ3 acquisition	(198)	(17)
Payments on finance leases	(39)	(89)
Net cash provided by financing activities	204,514	115,445
Effects of exchange rate changes on cash	(257)	(16)
Net change in cash, cash equivalents, and restricted cash equivalents	70,956	27,382
Cash, cash equivalents, and restricted cash equivalents, beginning of period	198,916	109,035
Cash, cash equivalents, and restricted cash equivalents, end of period	$269,872	$136,417

SOUNDHOUND AI, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – Continued
(In thousands)
(Unaudited)

Reconciliation to amounts on the condensed consolidated balance sheets:
Cash and cash equivalents	$268,936	$135,606
Non-current portion of restricted cash equivalents	936	811
Total cash, cash equivalents, and restricted cash equivalents shown in the condensed consolidated statements of cash flows	$269,872	$136,417

Supplemental disclosures of cash flow information:
Cash paid for interest	$33	$4,448
Cash paid for income taxes	$2,741	$1,677

Noncash investing and financing activities:
Conversion of Series A Preferred Stock to Class A common stock	$—	$14,187
Issuance of Class A Common Stock to settle obligations under Amelia Debt	$—	$11,817
Issuance of Class A Common Stock to settle contingent holdback consideration of SYNQ3 acquisition	$3,922	$189
Deferred offering costs reclassified to additional paid-in capital	$210	$220
Property and equipment acquired under accrued liabilities	$—	$62
Fair value of Class A common stock and deferred equity consideration issued to acquire SYNQ3	$—	$9,687
Fair value of contingent earnout consideration under SYNQ3 and Amelia acquisitions	$—	$73,236
Fair value of contingent holdback consideration under SYNQ3 acquisition	$—	$427
Fair value of deferred cash consideration under other acquisition	$—	$195
Fair value of deferred cash consideration under Interactions acquisition	$1,150	$—
Fair value of contingent earnout consideration under Interactions acquisition	$9,900	$—
Stock-based compensation included in capitalized software development costs	$1,208	$—
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